EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
TIA, Inc.:

We consent to the use of our report included herein and to the references to our firm under the headings 'Selected Consolidated Financial Data' and 'Experts' in the prospectus.

                                          KPMG PEAT MARWICK LLP


Greensboro, North Carolina
June 17, 1996